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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20459

                               -----------------

                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                          May 22, 1997 (May 16, 1997)

                       Harte-Hanks Communications, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                         1-7120                      74-1677284
--------------                   ------------                -------------------
State or Other                   (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation


               200 Concord Plaze Drive, San Antonio, Texas 78216
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (210) 829-9000
                                                          --------------

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ITEM 5.   OTHER EVENTS

On May 16, 1997, Harte-Hanks Communications, Inc. (the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") to sell to the E.W. Scripps Company ("Scripps") the Company's newspaper operations and KENS-TV, the CBS Affiliate for San Antonio. The Merger Agreement calls for a "Morris Trust" transaction. Immediately prior to the sale of Scripps, the Company will spin-off to its stockholders a new holding company bearing the Company name and comprising its direct marketing and shopper businesses.

The Company has the right to terminate the Morris Trust form of transaction at any time through December 31, 1997 through December 31, 1997, in which case Scripps, pursuant to an Acquisition Agreement entered into by the Company and Scripps, dated as of May 16, 1997 (the "Acquisition Agreement") would acquire the Company's newspaper operations, KENS-TV and KENS-AM directly for a cash price of $775 million. If the tax status of Morris Trust transactions remains unclear at December 31, 1997, the parties will terminate the Morris Trust transaction and proceed with the cash transaction. However, if it is clear at December 31, 1997 that the Morris Trust transactions can be done, the parties will terminate the cash transaction and proceed with the Morris Trust transaction.

The Registrant's press release dated May 19, 1997, which more fully describes the above events, is attached hereto as Exhibit 20.1, and is incorporated in its entirety herein by reference. See "Index to Exhibits."
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 22, 1997

                                    HARTE-HANKS COMMUNICATIONS, INC.

                                    By:    /s/ DONALD R. CREWS
                                          --------------------------------------
                                    Name: Donald R. Crews, Senior Vice-President
                                          Legal





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                               INDEX TO EXHIBITS

                                                                 Sequentially
      Description of Exhibit                                     Numbered Page
      ----------------------                                     -------------
 2.1  Agreement and plan of Merger and Reorganization,                --
      dated as of May 16, 1997, by and between The E.W.
      Scripps Company and Harte-Hanks Communications, Inc.

 2.2  Acquisition Agreement, dated as of May 16, 1997, by             --
      and between the E.W. Scripps Compamy and Harte-Hanks
      Communications, Inc.

21.2  Press release dated May 19, 1997                                --




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